EXHIBIT 10.2
WINSTON PHARMACEUTICALS, INC.
NON-QUALIFIED STOCK OPTION AGREEMENT
Winston Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby grants this 7th day of April, 2009 (the “Grant Date”), to                                          (the “Optionee”), an option, pursuant to the Winston Pharmaceuticals, Inc. Omnibus Incentive Plan (the “Plan”), to purchase a maximum of                      (                    ) shares of the Company’s Common Stock, at the price of $1.53 per share (or such price as is subsequently determined by the Internal Revenue Service for the purposes of avoiding penalties under Code Section 409A to be the Fair Market Value as of the Grant Date pursuant to Treasury Regulations Section 1.409A-1(b)(5)(iv)(B), if applicable), on the following terms and conditions:
1. Grant Under Omnibus Incentive Plan. This option (“Option”) is granted pursuant to and is governed by and subject to the Plan, the terms and conditions of which are incorporated herein by this reference. Unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. The terms of this Option and determinations made pursuant to the Plan in connection with this Option shall be governed by the Plan as it exists on the Grant Date.
2. Grant as Non-Qualified Stock Option, Other Options. This Option is intended to be treated as a non-qualified option; it is not intended to be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”). This Option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.
3. Exercise of Option and Provisions for Termination.
(a) Vesting Schedule. Except as otherwise provided in this option agreement (“Agreement”), and subject to all other terms and conditions of this Agreement, if the Optionee continues to have a Business Relationship, as that term is defined in Subsection (c) of this Section 3, with the Company through the applicable dates in the schedule below, this Option shall become exercisable, to a maximum cumulative extent, in installments for not more than the number of shares set forth in the vesting schedule below. This Option, to the extent exercisable, shall remain exercisable at any time before the tenth anniversary of the Grant Date (hereinafter the “Expiration Date”), or earlier termination of this Option, as set forth in this Agreement.
(i) On April 7, 2010, the Option shall become exercisable with respect to 20% of the total number of shares of Common Stock (rounded to the nearest whole share) originally covered by the Option;
(ii) On April 7, 2011, the Option shall become exercisable with respect to 20% of the total number of shares of Common Stock (rounded to the nearest whole share) originally covered by the Option;

(iii) On April 7, 2012, the Option shall become exercisable with respect to 20% of the total number of shares of Common Stock (rounded to the nearest whole share) originally covered by the Option.
(iv) On April 7, 2013 the Option shall become exercisable with respect to 20% of the total number of shares of Common Stock (rounded to the nearest whole share) originally covered by the Option.
(v) On April 7, 2014 the Option shall become exercisable with respect to all of the shares of Common Stock (rounded to the nearest whole share) then covered by the Option.
The right of exercise of this Option shall be cumulative so that if the Option is not exercised to the maximum extent permissible as of an applicable date, it shall remain exercisable, with respect to all shares not so purchased as of such date at any time prior to the Expiration Date or the earlier termination of this Option, as described below in this Section 3. Notwithstanding any other provision of this Agreement or the Plan, this Option may not be exercised at any time on or after the Expiration Date, or earlier termination of the Option.
(b) Method of Exercise. Subject to the terms and conditions set forth in this Agreement, this Option shall be exercised by the Optionee’s delivery of written notice of exercise to the Chief Financial Officer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4 hereof. The written notice of exercise must also specify how the Optionee’s shares should be registered (in the Optionee’s name only or in the Optionee’s and the Optionee’s spouse’s names as community property or as joint tenants with right of survivorship). Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. Payment will be received subject to collection. The Optionee may purchase less than the number of shares covered hereby, subject to the vesting schedule in Section 3(a) provided, however, that no partial exercise of this Option may be for any fractional share.
(c) Continuous Business Relationship Required Non-Breach of Terms. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Optionee, at the time the Optionee exercises this Option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to the Company (any of such relationships, a “Business Relationship”). For all purposes of this Agreement, (i) “employee” and “employment” shall be defined in accordance with the provisions of Treasury Regulation Section 1.421-7(h) under the Code, or any successor regulations, (ii) a Business Relationship with a parent or subsidiary corporation of the Company shall be deemed to be a Business Relationship with the Company, and (iii) if this Option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, a Business Relationship with such assuming or substituting corporation (hereinafter a “Successor Corporation”) shall be considered for all purposes of this Option to be a Business Relationship with the Company. As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation”, respectively, as those terms are defined in Sections 424(e) and 424(f) or successor provisions of the Code. Notwithstanding the foregoing, if, in the judgment of the Company, the Optionee, prior to the Expiration Date or earlier termination of this Option, materially breaches the non-competition, non-solicitation or confidentiality provisions of any agreement between the Optionee and the Company, the right to exercise this Option shall terminate immediately.

(d) Exercise Period Upon Cessation of Business Relationship. If the Optionee ceases to have a Business Relationship with the Company, for any reason, then, except as provided in this Subsection (d) and Subsection (e) below, the right to exercise this Option shall terminate on the date which is three (3) months after the date of cessation of the Business Relationship (but in no event after the Expiration Date); provided, however, that this Option shall be exercisable only to the extent that the Optionee was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if, in the judgment of the Company, the Optionee, prior to the Expiration Date or earlier termination of this Option, is terminated by the Company for Cause or materially breaches the non-competition, non-solicitation or confidentiality provisions of any agreement between the Optionee and the Company, the right to exercise this Option shall terminate immediately.
(e) Exercise Period Upon Death or Disability. If the Optionee is a natural person who dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date or earlier termination of this Option while he or she has a Business Relationship with the Company, or if the Optionee dies within three (3) months after the date on which the Optionee ceases to have a Business Relationship other than as the result of a voluntary resignation or discharge for Cause (as defined in Subsection (f) below) this Option shall terminate on the date that is one (1) year following the date of death or disability of the Optionee (but in no event after the Expiration Date). In such circumstance, this Option shall be exercisable by the Optionee or by the person to whom this Option is transferred by will or the laws of descent and distribution; provided, however, that this Option shall be exercisable only to the extent that this Option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term “Optionee”, as used in this Agreement, shall include the estate of the Optionee, the Optionee’s personal representative, or any other person who acquires the right to exercise this Option by bequest or inheritance or otherwise by reason of the death of the Optionee or by reason of the Optionee’s incapacity. Notwithstanding the foregoing, if, in the judgment of the Company, the Optionee, prior to the Expiration Date or earlier termination of this Option, materially breaches the non-competition, non-solicitation or confidentiality provisions of any agreement between the Optionee and the Company, the right to exercise this Option shall terminate immediately.
4. Payment of Purchase Price.
(a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this Option shall, subject to the Committee’s consent, be made in any of the following ways, unless prohibited by law: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for a period of not less than six months prior to their tender to satisfy the Option Price), (d) by a cashless (broker-assisted) exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions; or (e) by a combination of (a), (b), (c), and/or (d); or (f) any other method approved or accepted by the Committee in its sole discretion.

(b) Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. If shares of Common Stock are tendered in payment of the Option exercise price, “fair market value” shall be determined by the Committee in accordance with the methodology use for determining the fair market value of the Company’s Common Stock at the time of its issuance under the Plan. If a recognized market value is not available, the fair market value of any other non-cash consideration which may be delivered to the Company in exercise of this Option shall be determined in good faith by the Committee.
(c) Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises this Option by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this Option.
5. Delivery of Shares.
(a) General. The Company shall, upon payment of the exercise price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee; provided, however, that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.
(b) Listing, Registration, Qualification, Etc. This Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors of the Company. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.
6. Nontransferability of Option. Except as provided in Subsection (e) of Section 3 hereof, this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, this Option and such rights shall, at the election of the Company, become null and void.

7. No Special Employment or Other Rights. Nothing contained in the Plan or this Agreement shall be construed or deemed to confer upon the Optionee the right to continue any employment or Business Relationship with the Company or interfere with or limit the right of the Company to terminate the Optionee’s employment or Business Relationship at any time.
8. Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of this Option (including, without limitation, any rights to vote or to receive dividends or other distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
9. Mergers, Consolidations, Asset Sales, Liquidations, Etc.
(a) Plan Provisions Control. Except as otherwise provided herein, in the event of a consolidation or merger (other than a reincorporation transaction pursuant to which the stockholders of the Company after such transaction are the same as the stockholders of the Company before such transaction) or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of the liquidation of the Company, prior to the Expiration Date or other termination of this Option, the Employee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Sections 4 and 15 of the Plan.
(b) Acceleration of Vesting. Upon a Change of Control transaction (other than a Change of Control transaction between the Company and any entity the majority of the outstanding shares of capital stock of which are owned by the Company or any entity controlling, controlled by, or under common control with the Company) prior to the Expiration Date or the earlier termination of this Option, the Optionee’s vesting schedule set forth in Section 3(a) hereof shall be accelerated so that one hundred percent (100%) of the unexercisable portion of the shares of Common Stock covered by the Option shall become exercisable effective immediately prior to the Change of Control transaction.
10. Withholding of Taxes. The Company’s obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements as described in Section 21 of the Plan. Without limiting the generality of the foregoing, if applicable, the Optionee agrees that the Company may withhold from the Optionee’s wages or other payments due to the Optionee the appropriate amount of federal, state and local withholding taxes attributable to the Optionee’s exercise of the Option. At the Company’s discretion, the amount required to be withheld (if any) may be withheld in cash from wages or other payments to the Optionee, or otherwise as may be permitted under the Plan. The Optionee further agrees that, if the Company does not withhold an amount sufficient to satisfy the Company’s withholding obligation (if any) or if such obligation is not otherwise satisfied, as determined by the Company, the Optionee will reimburse the Company on demand, in cash, for the amount underwithheld.

11. Reporting Obligations. It is understood and acknowledged by the Optionee that, even if the Company is not required to withhold taxes as described in Section 10, the Optionee may recognize income for federal income tax purposes upon exercise of the Option in whole or in part, and that the Company may have reporting obligations to federal, state and local tax authorities with respect thereto.
12. Investment Representations, Warranties and Covenants; Legends.
(a) Representations. The Optionee represents, warrants and covenants that:
(i) Any shares purchased upon exercise of this Option shall be acquired for the Optionee’s account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation under the Securities Act.
(ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.
(iii) The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this Option for an indefinite period.
(iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this Option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation to register any shares acquired pursuant to the exercise of this Option under the Securities Act.
(v) The Optionee’s principal residence is at the address set forth below on the signature page. The Optionee shall promptly notify the Company of any change in the Optionee’s principal residence.

By making payment upon any exercise of this Option, in whole or in part, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.
(b) Legends on Stock Certificates. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this Option shall have affixed thereto legends substantially in the following forms, as applicable, in addition to any other legends required by applicable state law:
“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required.”
“The shares of stock represented by this certificate have not been registered under any state law relating to the registration of securities for sale, and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the applicable state laws, or an opinion of counsel satisfactory to the Company to the effect that registration under such state laws is not required.”
“The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in a Nonqualified Stock Option Agreement, a copy of which will be furnished upon request by the issuer.”
13. Transfer and Other Restrictions; Company’s Purchase Rights. Except as set forth in this Section 13, no disposition (whether by sale, exchange, gift, transfer or otherwise) may be made of any shares acquired upon exercise of this Option, other than by will or the laws of descent and distribution.
(a) Limitations on Certain Dispositions. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not, without the prior written consent of the Company’s managing underwriter, (i) lend, offer, pledge, assign, encumber, hypothecate, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Optionee or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. Such restriction (the “Market Stand-Off’) shall be in effect for a period equal to the lesser of (x) one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, subject to an extension of up to 18 days upon agreement of the managing underwriter and the Company, or (y) such shorter period as the managing underwriter shall agree to. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 13(a).

(b) Option to Purchase Upon Termination of Business Relationship.
(i) Option. If the Optionee ceases to have a Business Relationship with the Company for any reason, the Company shall have the option, exercisable at any time within thirty (30) days after the later of the date on which the Optionee’s Business Relationship terminates or the expiration of the applicable exercise period set forth in Section 3(d) or (e) above, to purchase all or any part of the Optionee’s shares purchased under this Option. The Company may assign, in whole or in part, this right to purchase in its sole discretion. The Company or its assignee(s) shall exercise the foregoing option by sending written notice to the Optionee within the thirty (30)-day period, specifying the purchase date for such shares, which shall in no event be a date after the 15th day of the second month following the later of the close of the Company’s fiscal year or calendar year of the year following the year following the date of the notice described in this Subsection (b)(i).
(ii) Purchase Price. The purchase price of any shares to be sold to the Company and/or its assigns under this Subsection (b) shall be the fair market value thereof as determined by the Board of Directors as of the date on which the Optionee’s Business Relationship terminated; provided that, in the event such termination is for Cause, such purchase price shall be the lower of such fair market value and the exercise price per share of the Option times the number of shares to be sold to the Company under this Subsection (c). Such purchase price shall be payable in a single lump sum payment at the time of such purchase.
(iii) Settlement. The closing of a purchase and sale of shares under this Subsection (b) shall take place at the principal office of the Company at such time and date as shall be mutually agreed between the Company and the Optionee, subject to Section (b) (i) above. At the closing, the Optionee shall deliver to the Company (i) the certificate or certificates representing the shares held by such Optionee, duly endorsed for transfer, or (ii) if such certificate or certificates are already in the Company’s possession, such duly endorsed stock powers as the Company may request to permit it to record the repurchase by the Company on the records of the Company. If the Company makes available the consideration for such shares to be purchased pursuant to this Section 13(b), then after such time the person from whom such shares are to be purchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with the terms of this Agreement). Such shares shall have been deemed to have been purchased in accordance with this Agreement, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

14. Miscellaneous.
(a) Except as otherwise expressly provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.
(b) All notices under this Agreement shall be (i) delivered by hand, (ii) sent by commercial overnight courier service, (iii) sent by registered or certified mail, return receipt requested, and first-class postage prepaid, or (iv) by facsimile, to the parties at their respective addresses or facsimile numbers (as applicable) set forth beneath their names below or at such other address or facsimile numbers as may be designated in a notice by either party to the other. Notwithstanding the foregoing, any notice sent to such an address in a country other than that from which the notice is sent may be sent by facsimile, telefax, telegram or commercial air courier.
(c) Any reference in this Agreement to a Section of the Code shall refer to that Section as it reads as of the date of this Agreement and as it may be amended from time to time, and to any successor provision.
(d) Any reference in this Agreement to the “Board” or “Board of Directors” shall refer to the Board of Directors of the Company and/or any delegate of the Board of Directors of the Company, as applicable from time to time.
(e) Each provision of this Agreement shall be considered separable. The invalidity or unenforceability of any provision shall not affect the other provisions, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.
(f) Sections 10, 11, 12, and 13 hereof shall survive any termination of this Agreement.
(g) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws provisions.
(h) The failure of the Company or the Optionee to insist upon strict performance of any provision hereunder, irrespective of the length of time for which such failure continues, shall not be deemed a waiver of such party’s right to demand strict performance at any time in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation or provision hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.
(i) This Agreement and the Plan constitute the entire understanding between the Optionee and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.
[Signatures on following page]

WINSTON PHARMACEUTICALS, INC.

By:
Name:
Title:

Address:

Facsimile Number:

Optionee’ s Acceptance
The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions of this Agreement. The undersigned hereby acknowledges receipt of a copy of the Winston Pharmaceuticals, Inc. Omnibus Incentive Plan.

[Name]

Signature

Address:

Facsimile Number:

Consent of Spouse
I, the spouse of the above-named Optionee, acknowledge and agree that I am bound by the terms of this Agreement and the Winston Pharmaceuticals, Inc. Omnibus Incentive Plan as to any and all interests I may have in this Option or the Common Stock acquired by my spouse under this Option, including but not limited to, the Company’s rights under the Stockholders’ Agreement.

Print Name

NOTICE OF EXERCISE OF
STOCK OPTION TO PURCHASE
COMMON STOCK OF
WINSTON PHARMACEUTICALS, INC.

Name
Address

Date

Winston Pharmaceuticals, Inc.

Attn: Chief Financial Officer
Re:    Exercise of Non-Qualified Stock Option
Dear                     :
Subject to acceptance hereof by Winston Pharmaceuticals, Inc. (the “Company”) and pursuant to the provisions of the Winston Pharmaceuticals, Inc. Omnibus Incentive Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase                      shares of Common Stock of the Company under the Non-Qualified Stock Option Award (the “Award”) dated as of                     . The purchase shall take place as of                     , 200_____  (the “Exercise Date”).
On or before the Exercise Date, I will pay the applicable purchase price as follows:
☐	by delivery of cash or a certified check for $ for the full purchase price payable to the order of the Company.
☐
by delivery of a certified check for $                     representing a portion of the purchase price with the balance to consist of shares of Common Stock that I own and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares. [Note: This choice is only available upon Committee approval.]

☐
by delivery of a stock certificate representing shares of Common Stock that I own which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares. [Note: This choice is only available upon Committee approval.]

☐
by delivery of the purchase price by                     , a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price. [Note: This choice is available only if and when the Common Stock is traded by brokers at the time of exercise.]

The required federal, state, and local income tax withholding obligations, if any, on the exercise of the Award shall be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later then the Exercise Date.
As soon as the stock certificate is registered in my name, please deliver it to me at the above address.
If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:
The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;
I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;
The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;
I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;
I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;
The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;
The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;
I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;
I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and
The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.
I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.
Very truly yours,

AGREED TO AND ACCEPTED:

WINSTON PHARMACEUTICALS, INC.

By:

Title:

Number of Shares
Exercised:

Number of Shares
Remaining:	Date:

NOTICE OF WITHHOLDING ELECTION
WINSTON PHARMACEUTICALS, INC.
2009 STOCK INCENTIVE PLAN

TO:

FROM:

RE:	Withholding Election
This election relates to the Option identified in Section 3 below. I hereby certify that:
(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).

☐	the original recipient of the Option.

☐	the legal representative of the estate of the original recipient of the Option.

☐	a legatee of the original recipient of the Option.

☐	the legal guardian of the original recipient of the Option.
(3)
The Option to which this election relates was issued under the Winston Pharmaceuticals, Inc. Omnibus Incentive Plan (the “Plan”) in the name of                                          for the purchase of a total of                      shares of Common Stock. This election relates to                      shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Common Stock, and upon approval of this election by the Board, which may be withheld in their sole discretion, I hereby elect:

☐	to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

☐	to tender shares of Common Stock held by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.
The shares of Common Stock to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.
(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.
(7)
The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(8)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:

Signature

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